GLOBAL X FUNDS
Global X Auto ETF

Supplement Dated November 2, 2011
to the
Prospectus Dated May 16, 2011, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective immediately, the following paragraph replaces the third paragraph on page 2 of the Prospectus.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”).  The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S-Network Global Indexes, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE